EXHIBIT 32.2

Certification of Principal Financial Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 (18 U.S.C. SECTION 1350)

     In connection with the Annual Report of Aspen Exploration Corporation (the “Company”) on Form 10-K for the annual period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2009	By	/s/ Kevan B. Hensman
Kevan B. Hensman, Chief Financial Officer